[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 10.21

September 29, 2017

Jason F. Cole, Esq.

bluebird bio, Inc.

50 Second St., Third Floor

Cambridge, MA 02141

Re: Extension of Term for Right of First Offer

Dear Mr. Cole:

Reference is hereby made to that certain License Agreement dated August 13, 2014 (the “License Agreement”) by and between Biogen MA Inc., a corporation organized and existing under the laws of Massachusetts, having its principal place of business at 250 Binney Street, Cambridge, Massachusetts 02142, USA (“Biogen”) and bluebird bio, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 50 Second Street, Third Floor, Cambridge, MA 02141, USA (“Bluebird”). Any capitalized terms not defined herein shall have the meaning set forth in the License Agreement.

Biogen and Bluebird agree as follows:

The term of Right of First Offer as described in Section 4.1 is hereby extended to [***]. All other terms and conditions of Section 4 shall apply with full force and effect during this extended term and are deemed not to have been lapsed or expired during the period of [***] to the date of this letter.

If you accept this extension, please so indicate by executing a copy of this letter and returning it to Biogen. Upon execution by both Bluebird and Biogen, this letter shall be considered part of the License Agreement, and, except as expressly provided above, shall not be deemed to modify or amend any other provision of the License Agreement. All other provisions of the License Agreement will remain in full force and effect.

This letter may be executed in counterparts, each of which will be deemed an original, notwithstanding variations in format or file designation which may result from electronic transmission, storage and printing of copies of this Amendment from separate computers or printers. Facsimile signatures and signatures transmitted via electronic mail in PDF format will be treated as original signatures.

[Signature page follows]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sincerely,

/s/ John McDonald

John McDonald

VP, Business Development

BIOGEN MA, INC.

AGREEO TO AND CONFIRMED BY bluebird bio, INC.

By:  /s/ Jason F. Cole

Name:  Jason F. Cole

Title:  Chief Legal Officer

Date:  September 29, 2017

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